Supplement dated June 16, 2011
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated March 1, 2011

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, delete the row labeled “Securities Lending Risk” and related explanatory text.